UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.)

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KENILWORTH SYSTEMS CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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KENILWORTH SYSTEMS CORPORATION

(A DEVELOPMENT STAGE CORPORATION)
185 WILLIS AVENUE — SUITE # 4
MINEOLA, NEW YORK 11501

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
SEPTEMBER 13, 2005

TO THE SHAREHOLDERS

        Notice is hereby given that the Annual Meeting of the shareholders of Kenilworth Systems Corporation (“Kenilworth”) will be held at the Westbury Manor, 1100 Jericho Turnpike, Westbury, N.Y. 11590 on September 13, 2005 at 12:00 noon. The meeting is called for the following purposes:

1.                                    TO ELECT DIRECTORS
To elect seven (7) Directors for the term continuing through the next annual meeting of Kenilworth and until their successors are duly elected.

2.                                    AUTHORIZATION OF AN AMENDMENT TO KENILWORTH’S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK TO 500,000,000

3.                                      RATIFICATION OF APPROVAL BY THE BOARD OF DIRECTORS TO ISSUE 25,000,000 SHARES OF KENILWORTH COMMON STOCK TO HERBERT LINDO, THE INVENTOR OF TWO (2) ADDITIONAL PATENTS ASSIGNED TO KENILWORTH

4.                                      RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

5.                                      TRANSACTION OF OTHER BUSINESS
To transact such other business as may properly come before the meeting or any adjournments thereof. Only shareholders of record at the close of business on August 2, 2005 are entitled to receive notice of, and to vote at this meeting or any adjournment thereof.

By order of the Board of Directors

Herbert Lindo, Chairman

August 4, 2005
Mineola, NY 11501

The Board of Directors of Kenilworth has authorized the solicitation of proxies. Unless otherwise directed, the proxies will be voted for the election of the nominees listed in the attached proxy statement to be members of the Board of Directors of the Company; for an authorization to amend Kenilworth’s Certificate of Incorporation to increase the authorized number of shares of Common Stock to 500,000,000; to Ratify the Approval by the Board of Directors to issue 25,000,000 shares of Kenilworth Common Stock to Herbert Lindo as consideration for two (2) additional Patent Applications assigned to Kenilworth; for the Ratification of Appointment of its Independent Auditors; and on such other business that may properly come before the Annual Meeting, as the named proxies in their best judgment shall decide.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY OR VOTE BY TELEPHONE OR THE INTERNET, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF

KENILWORTH SYSTEMS CORPORATION AND RETURN IT IF YOU VOTE BY CARD IN THE PRE-ADDRESSED ENVELOPE PROVIDED FOR THAT PURPOSE. SEE ALSO THE WITHIN FOR VOTING BY TELEPHONE OR INTERNET. A SHAREHOLDER MAY REVOKE HIS PROXY AT ANY TIME BEFORE THE MEETING BY WRITTEN NOTICE TO SUCH EFFECT BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON. VOTES BY TELEPHONE OR THE INTERNET CAN ONLY BE CHANGED BY THE USE OF A SUBSEQUENTLY DATED PROXY CARD OR IN PERSON AT THE MEETING.

KENILWORTH SYSTEMS CORPORATION

(A DEVELOPMENT STAGE CORPORATION)
185 WILLIS AVENUE — SUITE # 4
MINEOLA, NEW YORK 11501

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
SEPTEMBER 13, 2005

INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

                The enclosed proxy mailed to shareholders commencing on or about August 9, 2005 is solicited by the Board of Directors of Kenilworth Systems Corporation (“Kenilworth”) in connection with the annual meeting of shareholders to be held September 13, 2005 at 12:00 noon. at Westbury Manor, 1100 Jericho Turnpike, Westbury, N.Y. 11590. Proxies will be voted in accordance with directions specified or otherwise in accordance with the judgment of the persons designated as proxies. Any proxy on which no direction is specified will be voted in favor of the action described in this proxy statement.

RECORD DATE, OUTSTANDING SHARES

                Only shareholders of record at the close of business on August 2, 2005 (the “Record Date”) are entitled to receive notice of and to vote at the meeting. The outstanding voting securities of Kenilworth as of such date consisted of 158,931,245 shares of Common Stock $0.01 par value.

REVOCABILITY OF PROXIES

                The enclosed proxy or the vote by telephone or the Internet may be revoked at any time before its use by delivering to us a subsequently dated proxy or by giving written notice to Kenilworth. Shareholders who attend the meeting may withdraw their proxies at any time before their shares are voted by voting their shares in person.

VOTING METHOD AND SOLICITATION

                 The expense of the solicitation of proxies for the meeting will be paid by Kenilworth. In addition to the mailing of the proxy material, solicitation may be made in person or by telephone by directors, officers or regular employees of Kenilworth. It is estimated our cost of proxy solicitations by Kenilworth will not exceed twenty-five thousand dollars ($25,000).

                We are aware of no other matters to be presented for action at this meeting not specified in the notice of meeting. Proxies received without specified instructions will be voted FOR the nominees named in the Proxy to Kenilworth’s Board of Directors and FOR each of the other items. In the event that any other matter should come before the Annual Meeting or any nominee is not available for election, the persons named in the enclosed Proxy will have discretionary authority to vote all Proxies not marked to the contrary with respect to such matters in accordance with their best judgment.

VOTING BY PROXY CARD

                Under SEC rules, boxes and a designated blank space are provided on the proxy card for shareholders to mark if they wish to abstain on one or more of the proposals or to withhold authority to vote for one or more nominees for director.

VOTING BY TELEPHONE OR THROUGH THE INTERNET

                 If you are a registered shareholder (that is you own Common Stock in your own name and not through a broker, nominee or some other agent who holds Common Stock for your account in a “street name” capacity) you may vote by proxy using the phone or Internet methods of voting.

                 Use the Internet: Access www.proxyvote.com and follow the on-screen instructions. Have your proxy card available when you call.

                Or call toll-free to vote: 1-800-690-6903 from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

                Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your Proxy Form.

                 If your shares of Common Stock are held in “street name” for your account, your broker or nominee will advise you whether you may vote by telephone or through the Internet.

                Your vote is important and the Board of Directors urges you to exercise your right to vote. Whether or not you plan to attend the Annual Meeting, you can assure that your shares are voted properly by proxy card, by telephone or through the Internet.

QUORUM, ABSTENTIONS, BROKER NON-VOTES

                Our outstanding voting securities at present consist solely of Common Stock. A majority of our outstanding shares are required to be present in person or by proxy for a quorum to be present at the meeting. Each share of Common Stock entitles the holder to one (1) vote on each matter to be voted upon. Abstentions and broker non-votes will be counted for determining the presence or absence of a quorum for the transaction of business. Abstentions are counted as present in the tabulation of votes on each of the proposals presented to the stockholders. Broker non-votes will not be counted for the purpose of determining whether a particular proposal has been approved. Each of the Proposals requires the approval of a majority of the Common Stock present in person or represented by proxy with the exception of the proposal with regard to amending the Certificate of Incorporation which requires approval of a majority of the outstanding shares of Common Stock. Assuming a quorum is present at the Annual Meeting; abstentions will have the effect of a negative vote while broker non-votes will have no effect, except they will have a negative effect with regards to amending the Certificate of Incorporation.

PROPOSAL 1

ELECTION OF DIRECTORS

                Our bylaws provide that there will be not less than three (3) nor more than fifteen (15) directors. The present size of the Board is fixed at seven (7) directors.

NOMINEES FOR DIRECTORS

                Our Board of Directors has unanimously renominated and designated the following individuals for election as directors for a term continuing through Kenilworth’s next annual meeting and until their successors are elected and take their places.

Name	Age	Position	First elected Director of Kenilworth
Herbert Lindo	80	Chairman of the Board, President, Treasurer and Chief Financial Officer	1972
Gino Scotto	35	Director and Chief Executive Officer	2002
Maureen Plovnick	38	Director, Secretary and Vice-President	2002
Kit Y. Wong	77	Director	1999
Patrick J. McDevitt	64	Director	2001
Joyce D. Clark	69	Director	1998
Paul Nusbaum	55	Director	——

Herbert Lindo has been President, Treasurer and Chief Financial Officer of Kenilworth since 1972. Since Kenilworth’s emergence from bankruptcy, he has also served as Chief Executive Officer until July 17, 2002 when Gino Scotto was elected to that office. Mr. Lindo devotes his full time to the business of the Registrant.

Gino Scotto has been the financial officer of Scotto Brothers, a national hospitality, restaurant and hotel owner/operator for the past thirteen (13) years.  He resigned from Scotto Brothers in May 2002.  He currently is a Managing Director of a Company that owns three restaurants in Las Vegas, Nevada (in The Venetian) and one in Westbury, N.Y.  He also is the owner of an Importer of Wine and Spirits in Plainview, N.Y. Mr. Scotto devotes only part of his time to the business of the Registrant.

                Maureen Plovnick was elected Secretary in August 2001 and a Director in October 2002. Mrs. Plovnick is a 1989 graduate of Fordham University and holds a Bachelor of Science degree in Marketing with minors in both Psychology and Sociology. Before joining the Company, Mrs. Plovnick was employed in retail marketing by Fortunoff and The Hyman Companies. Mrs. Plovnick devotes her full time to the business of the Registrant.

                Kit Y. Wong has served as a Director of Kenilworth since 1999. He is part owner and operator of several Chinese restaurants in the New York metropolitan area. Mr. Wong devotes only a limited portion of his time to the business of the Registrant.

                Patrick J. McDevitt has been a licensed representative for Shukla Financial Services and First Securities Investments until June 2003 when he formed a private entity with his wife, Linda McDevitt, in the accounting field. Mr. McDevitt devotes only a limited portion of his time to the business of the Registrant.

                Joyce D. Clark has served as a Director of Kenilworth since 1998. She served as controller of Long Island Wholesalers Inc., a wholesale door manufacturer from 1991 until 2002 when she moved to Maryland. Joyce D. Clark is the ex-wife of Herbert Lindo. They divorced in 1980. Mrs. Clark devotes only a limited portion of her time to the business of the Registrant.

                Paul L. Nusbaum served as the Cabinet Secretary for the West Virginia Department of Health and Human Resources from January 17, 2001 until January 17, 2005 and was responsible for the entire operation of that government agency with its $2.5 Billion Budget and over 5,700 employees. Mr. Nusbaum currently provides professional management consulting services to a small group of health care clients and manages his personal private real estate holdings. Mr. Nusbaum devotes only a limited portion of his time to the business of the Registrant.

                Kenilworth does not have a nominating committee. The nominees chosen were approved by the existing Board of Directors. Since Kenilworth is in its Development Stage and due to Kenilworth’s limited financial resources and ability to attract other nominees, the Board of Directors, under all of these circumstances believes that it is appropriate for it to consider nominees to the Board of Directors of Kenilworth.

                Only Herbert Lindo, Gino Scotto, Maureen Plovnick and Andrew Hirko are considered Executive Officers.

BOARD AND BOARD COMMITTEE MEETINGS

                Kenilworth has no committees.  Five (5) meetings of the Board of Directors were held during the fiscal year ended December 31, 2004.

                Each of our Board of Directors attended no fewer than seventy-five percent (75%) of our Board of Directors Meetings. It is the policy of the Company’s Board of Directors to expect that all Directors attend Annual Meetings of Shareholders except where the failure to attend is due to unavoidable circumstances.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

                Any shareholder or interested party who wishes to communicate with the Board of Directors or specific individual Directors may do so by directing a written request to the Board or such individual Director in care of Kenilworth Systems Corporation, 185 Willis Avenue, Suite # 4, Mineola, N.Y. 11501. Any communication addressed to a specific individual will be promptly relayed to such individual.

AUDIT COMMITTEE AND CHARTER

        The following Charter has been adopted with respect to an Audit Committee. We have not, however, at this time appointed an Audit Committee or Audit Committee Financial Expert. In view of Kenilworth being in its Development Stage and due to its limited financial resources, we will endeavor to appoint an Audit Committee or Audit Committee Financial Expert within the next twelve (12) months.

                The Audit Committee of the Board of Directors (the “Audit Committee”) shall have the responsibility to assist the Board of Directors in fulfilling its fiduciary and other obligations with respect to accounting and financial matters. Specifically, and without limiting the generality of the foregoing, the Audit Committee shall:

                The Audit Committee in the near future will be comprised of at least three (3) Independent Directors.

 1.)   Review the adequacy and effectiveness of the Company’s system of internal financial controls and accounting practices to achieve reliability and integrity in the Company’s financial statements, and initiate such examinations of such controls and practices as the Audit Committee deems advisable.

2.)   Review the qualification, performance and independence of the Company’s independent auditors and recommend independent auditors for appointment annually by the Board of Directors.

3.)   Prior to the commencement of the Company’s annual external audit, review with the Company’s independent auditors the scope of their audit function and estimated audit fees.

4.)   Subsequent to the completion of the Company’s annual external audit, review the report and recommendations of the independent auditors with the independent auditors and the Company’s management.

5.)   Review the annual and quarterly consolidated financial statements of the company and other financial disclosures of the Company and the accounting principles being applied in such statements and disclosures.

6.)   Review the authority and duties of the Company’s chief financial officer and chief accounting officer and the performance by each of them of their respective duties.

7.)   Review the insurance programs for the Company including professional malpractice, general liability, director and officer liability and property insurance, and the insurers carrying the Company’s insurance.

8.)   Oversee the establishment and thereafter periodically review a corporate code of conduct and the Company’s policies on ethical business practices.

9.)   Prior to public release, review with management and the Independent Accountants, the financial results for the prior year including the Company’s annual report on Form 10-K.

        10.) Review the committee’s charter annually and revise as appropriate.

11.) Meet with the Chief Financial Officer and the Independent Accountants, in separate executive sessions, to discuss any matters that the committee or these groups believe should be considered privately.

12.) Take such other actions concerning the Company’s accounting and financial functions as the Committee deems appropriate with respect to the matters described above.

CODE OF ETHICS

                The Registrant has not yet adopted a written formal Code of Ethics. However, the Registrant’s Officers intend to comply with all honest and ethical requirements including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; full, fair, accurate, timely and understandable disclosure in reports and documents that the Registrant files with or submits to the Securities and Exchange Commission and in other public communications made by the Registrant; compliance with applicable governmental laws, rules and regulations; prompt internal reporting of any violations of the foregoing to an appropriate person and accountability for adherence of the foregoing. A formal Code of Ethics is expected to be adopted shortly. It will be filed with the Securities and Exchange Commission. The President and Chief Financial Officer and the Chief Executive Officer file with each Financial Report with the SEC their certification of the Financial Reports pursuant to Rule 13a-14(a)/15d-14(a) Certifications and Section 1350 Certification.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

                Section 16(a) of the Securities Exchange Act of 1934 requires Kenilworth’s executive officers and directors, and persons who beneficially own more than ten percent (10%) of our Common Stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Executive Officers, Directors and greater than ten percent (10%) beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

                As of July 19, 2005 none of our Executive Officers and Directors are current in their Section 16(a) filing requirements. No reports have been filed with respect to any of the shares issued as described under Executive Compensation or any other transactions. Each of the Executive Officers and Directors, at present, are endeavoring to bring all its late filings up to date and hopes to do so shortly.

                Herbert Lindo has also reported the following: Kenilworth or Herbert Lindo, will seek in Federal or State Courts to cancel the 10,333,450 shares, which were subject of a fraudulent seizure of shares owned by Herbert Lindo which represented control of the Company and Sheriff Auctions Sale on behalf of Tappan Zee, and seek triple damages under RICO on behalf of the shareholders of Kenilworth, the damaged parties.  Herbert Lindo, on behalf of Kenilworth Shareholders and Kenilworth have not commenced any proceedings against the Sheriff’s Office of Nassau County, Tappan Zee and the attorney’s representing Tappan Zee since he believes that the Statue for Security Fraud does not expire until June 26, 2007 or possibly 2009.

                It is estimated that Gino Scotto failed to file a report for each of the transactions described under Executive Compensation and six (6) transactions made since he became a Director. It is estimated that Maureen Plovnick failed to file a report for each of the transactions described under Executive Compensation and four (4) transactions made since she became a Director. It is estimated that Kit Wong failed to file a report for each of the transactions described under Executive Compensation and ten (10) transactions made since he became a Director. It is estimated that Joyce Clark failed to file a report for each of the transactions described under Executive Compensation and five (5) transactions made since she became a Director. It is estimated that Patrick J. Mc Devitt failed to file a report for each of the transactions described under Executive Compensation and twenty-six (26) transactions made since he became a Director.

EXECUTIVE COMPENSATION

                At the Board of Directors Meeting held in December 2004 the Board approved the issuance of two million five hundred thousand (2,500,000) shares of authorized but unissued Common Stock of the Corporation to various Directors in lieu of Director’s Compensation and Director’s Liability insurance for the ensuing year: Gino Scotto, Kit Wong, Patrick J. McDevitt, Joyce Clark and Maureen Plovnick each were issued five hundred thousand (500,000) shares of restricted Common Stock of the Company at a consideration valued at ten cents ($0.10) per share, the equivalent of fifty thousand dollars ($50,000) for each Director, a total of $250,000. The $250,000 is recorded for shares issued as paid in capital in the first quarter period in 2005. In the last quarter of 2004 and the first quarter of 2005, the Company expensed $62,500 as administrative expenses.

                At the Board of Directors Meeting held in September 2003 the Board approved the issuance of two million five hundred thousand (2,500,000) shares of authorized but unissued Common Stock of the Corporation to various Directors in lieu of Director’s Compensation and Director’s Liability insurance for the ensuing year: Gino Scotto, Kit Wong, Patrick J. McDevitt, Joyce Clark and Maureen Plovnick each were issued five hundred thousand (500,000) shares of restricted Common Stock of the Company at a consideration valued at ten cents ($0.10) per share, the equivalent of fifty thousand dollars ($50,000) for each Director, a total of $250,000. The $250,000 is recorded for shares issued as paid in capital in the first quarter period in 2004. In the last quarter of 2003 and the first quarter of 2004, the Company expensed $62,500 as administrative expenses.

                 At the Board of Directors Meeting held on July 17, 2002 the Board authorized the issuance of five million (5,000,000) shares of authorized but unissued Common Stock of the Corporation to various Directors in lieu of Director’s compensation and liabilities insurance for the ensuing year: Gino Scotto, Kit Wong, Patrick J. McDevitt, Joyce Clark and Maureen Plovnick were each issued one million (1,000,000) shares of restricted Common Stock of the Company at a consideration valued at five cents ($0.05) per share, the equivalent of fifty thousand dollars ($50,000) for each Director, a total of $250,000. The $250,000 has been recorded for Services Rendered in the Statement of Stockholder’s Deficit and charged to Operating Expenses in the fourth quarter of fiscal 2002 and in the first, second and third quarter period ended September 30, 2003.

                Maureen Plovnick, the Corporate Secretary of the Company and its subsidiaries, is the only Executive Officer that received cash compensation during the past three (3) years ended December 31, 2004. Mrs. Plovnick’s salary is less than $100,000 annually.

                Andrew Hirko received a grant of five hundred thousand (500,000) shares on June 27, 2005 as additional compensation for his promotion to Senior Executive Vice President.

The following table sets forth compensation to the CEO and Chairman of the Board of Kenilworth:

ANNUAL COMPENSATION

			Long Term Compensation
		Annual Compensation	Options Granted or
Name	Year	Salary and Bonuses	Common Shares Issued
Herbert Lindo (1)	2004	None	0
Chairman of the Board	2003	None	0
	2002	None	0
Gino Scotto (2)	2004	None	500,000 shares
Chief Executive Officer	2003	None	500,000 shares
	2002	None	1,000,000 shares

(1)          Does not include the 20,000,000 shares authorized for issuance on May 28, 2003 and the 25,000,000 shares which are subject to the approval of the shareholders, all of such shares have not been issued. See Note (2) under the Beneficial Ownership table.

(2)          See above under Executive Compensation.

                 Kenilworth does not have any employment agreements with any of its Executive Officers or Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

                The following table sets forth, as of July 19, 2005, certain information regarding the shares of the Company’s Common Stock beneficially owned by: (i) each director and nominee for director; (ii) each stockholder who is known by the Company to beneficially own in excess of 10% of the outstanding shares of the Company’s Common Stock based on the best information available to Kenilworth (iii) each of the executive officers named in the Summary Compensation Table; and (iv) all executive officers, directors and director nominees as a group; all based upon the best information available to Kenilworth at this time.

BENEFICIAL OWNERSHIP TABLE

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership(1)	Percent of Class(1)

Herbert Lindo (2) 185 Willis Avenue Mineola, NY 11501	Common Stock $0.01 par value	50,000,000	23.9%

Gino Scotto 185 Willis Avenue Mineola, NY 11501	Common Stock $0.01 par value	6,072,710	2.90%

Maureen Plovnick (3) 185 Willis Avenue Mineola, NY 11501	Common Stock $0.01 par value	3,000,000	1.43, %

Joyce D. Clark 185 Willis Avenue Mineola, NY 11501	Common Stock $0.01 par value	2,150,000	1.02%

Kit Y. Wong 185 Willis Avenue Mineola, NY 11501	Common Stock $0.01 par value	3,592,465	1.71%

Patrick J. Mc Devitt 185 Willis Avenue Mineola, NY 11501	Common Stock $0.01 par value	2,000,000	*

Paul Nusbaum 185 Willis Avenue Mineola, NY 11501	Common Stock $0.01 par value	1,300,000	*

Andrew Hirko 185 Willis Avenue Mineola, NY 11501	Common Stock $0.01 par value	500,000	*

The total number of shares beneficially owned by all directors and executive officers		68,615,175	32.87%

                * Less than 1%

(1.) This table is based upon the best information available to Kenilworth at this time. Unless otherwise indicated in the footnotes to this table and subject to community property laws, where applicable, the Company believes each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 203,931,245 shares of the Company’s Common Stock to be issued and outstanding as of July 19, 2005 which include the 45,000,000 shares issuable to Mr. Lindo, adjusted as required by the rules promulgated by the SEC.

(2.) At the Annual Meeting of Shareholders held on May 28, 2003 the Shareholders approved the issuance of twenty million (20,000,000) restricted Common Shares of the Company to Herbert Lindo, the Inventor of U.S. Patent 6,575,834 B1 dated June 10, 2003 entitled “SYSTEM AND METHOD FOR REMOTE ROULETTE AND OTHER GAME PLAY USING GAME TABLE AT A CASINO” for having assigned the Patent to Kenilworth on September 27, 2000. None of the twenty million (20,000,000) shares have been issued at Mr. Lindo’s request. An option for the five million (5,000,000) shares exercisable at $0.15 per share until August 13, 2006 was granted pursuant to the Company’s Performance and Equity Incentive Plan on August 13, 2001 and has not been exercised. The Board of Directors, with Mr. Lindo abstaining on December 1, 2004 voted to issue Mr. Lindo 25,000,000 shares for having assigned on September 13, 2004 two (2) additional Published Patent Applications No. US 2005/0085293 A1 and No. US 2005-0085291 A1 entitled “METHOD AND SYSTEM FOR SUPPLYING FUNDS TO A TERMINAL FOR REMOTE WAGERING” which provide for the issuance of play cards and use of lottery terminals. The shareholders will be requested to vote for the approval for the issuance of the shares. The foregoing fifty million (50,000,000) shares are all included as beneficially owned by Mr. Lindo. Mr. Lindo has not been compensated for his services since 1991. He is not a paid employee nor was he issued or entitled to be issued any other Common Shares as a non-employee.

(3.)       Includes an option for five hundred thousand shares granted on August 13, 2001 exercisable at $0.15 per share until August 13, 2006.

OPTIONS

The following table sets forth the exercise of options and SARs during the fiscal year ended December 31, 2004.

Aggregated Option/SAR Exercises in Last Fiscal Year
And FY-End Option/SAR Values

Name	Shares acquired on exercise (#)	Value realized($)	Number of securities underlying unexercised options/ SARS at FY- end(#) exercisable / unexercisable	Value of unexercised in-the-money options SARS at FY-end($) exercisable / unexercisable

Herbert Lindo	-0-	-0-	5,000,000	0/0
Maureen Plovnick	-0-	-0-	500,000	0/0

        No options or SARs were granted or exercised during the year ended December 31, 2004.

RECOMMENDATION AND REQUIRED VOTE

                Proxies in the enclosed form will be voted for the nominees named here before. Authority may be withheld for any nominee. In addition, shareholders may nominate additional nominees as candidates for the position as Director. Although the Board of Directors does not anticipate that any nominee will be unavailable for election, in the event of such occurrence, the proxy will be voted for such substitute, if any, as the Board of Directors may designate. Proxies will not vote for a greater number of persons than the number of nominees named.

                Directors will be elected by the vote of a plurality of the votes cast at the meeting. Abstentions and broker non-votes are not counted as votes cast. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE NAMED NOMINEES.

PROPOSAL 2

AUTHORIZATION OF AN AMENDMENT TO KENILWORTH’S
CERTIFICATE OF INCORPORATION TO INCREASE THE
AUTHORIZED NUMBER OF SHARES OF
COMMON STOCK TO 500,000,000

                The Board of Directors, by the unanimous approval of the Company’s existing directors, proposes an amendment to the Certificate of Incorporation to increase the authorized number of shares of Common Stock from 200,000,000 shares of Common Stock $.01 par value to 500,000,000 shares of Common Stock $.01 par value. The purpose of this proposal is to eliminate possible future delays associated with our need for a shareholder approval, in the event the Board of Directors authorizes acquisitions (none of which are presently contemplated), stock dividends or stock split-ups in the form of a stock dividend or the issuance of additional shares, stock options, or other valid corporate purposes including the issuance of shares to raise further capital. At the present time we have only 31,068,755 authorized shares of Common which are unissued. Upon approval of this proposal Kenilworth will have 500,000,000 shares of Common Stock authorized and 423,931,245 unissued shares of Common Stock, of which 10,000,000 are reserved for stock options that may be issued pursuant to the Company’s Performance and Equity Incentive Plan and 45,000,000 reserved for issuance to Herbert Lindo. It is not the intention of our Board of Directors, in proposing to increase our capitalization, to dilute any shareholder’s stock ownership in Kenilworth, without a proper purpose considered to be in the best interests of the stockholders such as to meet Kenilworth’s needs for additional financing and to procure necessary working capital, or to frustrate any shareholder’s ability to gain control of Kenilworth. There are 2,000,000 shares of Preferred Stock which are authorized but unissued.

                Our charter and by-laws and New York State law does not provide for cumulative voting. Shareholders do not have preemptive rights. Article FOURTH of the Certificate of Incorporation of Kenilworth upon approval of this proposal will read as follows:

The Corporation is authorized to issue two classes of stock designated respectively “Common Stock” and “Preferred Stock.” The total number of shares of stock which the Corporation shall have authority to issue is 502,000,000, $0.01 par value. Of this, the Corporation shall have the authority to issue 500,000,000 shares of $0.01 par value Common Stock and 2,000,000 shares of $0.01 par value Preferred Stock. The shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation is authorized to determine or alter any of all of the designations, powers, preferences and rights and the qualifications, limitations or restrictions thereof, in respect of the wholly unissued class of Preferred Stock or any wholly unissued series of Preferred Stock, and to fix or alter the number of shares comprising any series of Preferred Stock, but not below the number of shares of any such series than outstanding.

                The executive officers of Kenilworth shall be authorized to effectuate such technical modifications to the foregoing in order to cause the filing of the amendment by the department of state of the State of New York.

                It should be noted that preferred shares might be issued with provisions that fluctuate with the market price of Kenilworth’s common stock or provide a discount relative to the market price. This would be adverse to the interests of existing shareholders by being dilutive and could diminish the voting strength of existing shareholders. The Company has not issued any Preferred Stock and there are no present plans to issue any Preferred Shares.

                We have no knowledge of any existing or proposed merger, tender offer, and solicitation in opposition to management or similar transactions. We do not believe that Kenilworth’s charter and by-laws contains any provisions having an anti-takeover effect. It should, however, be noted that the proposal to increase Kenilworth’s capitalization could be used to dilute a shareholder’s stock ownership in Kenilworth or to frustrate the ability to gain control of Kenilworth in the future should the additional stock be issued to parties friendly to incumbent management. This might be deemed an advantage to incumbent management and a disadvantage to our shareholders in the future because of its effect in possibly discouraging an unfriendly tender offer or other solicitation in opposition to management.

RECOMMENDATION AND REQUIRED VOTE

                The adoption of the Amendment to increase the Authorized number of shares of Common Stock to 500,000,000 requires the affirmative vote of a majority of the outstanding Common Stock of Kenilworth. The Board of Directors is of the opinion that the proposed Amendment, if adopted, will provide our Company with a proper capitalization and a sufficient number of shares of Common Stock to give us flexibility to meet future financing needs deemed to be in Kenilworth’s best interest. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THIS PROPOSAL.

PROPOSAL 3

RATIFY APPROVAL BY THE BOARD OF DIRECTORS TO ISSUE 25,000,000 SHARES OF KENILWORTH’S COMMON STOCK TO HERBERT LINDO FOR HAVING ASSIGNED TWO (2) ADDITIONAL PATENTS TO KENILWORTH

On December 1, 2004 the Board of Directors, with Herbert Lindo abstaining, voted to issue to Mr. Lindo twenty-five million (25,000,000) shares of Kenilworth’s unissued Common Stock. The consideration for these shares was the assignment by Mr. Lindo on September 15, 2004 to Kenilworth of two (2) Published Patent Applications which provides for the issuance of play cards and the use of lottery terminals. These Patent Applications No. US 2005/0085291 A1 and US 2005/0085293 A1 entitled “METHOD AND SYSTEM FOR SUPPLYING FUNDS TO A TERMINAL FOR REMOTE WAGERING” were issued to Herbert Lindo on April 21, 2005. Mr. Lindo has served Kenilworth without compensation since 1991.

RECOMMENDATION AND REQUIRED VOTE

The adoption of this proposal requires the affirmation vote of the holders of a majority of the outstanding Common Stock of Kenilworth present at this meeting. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THIS PROPOSAL.

PROPOSAL 4

RATIFY APPOINTMENT OF INDEPENDENT AUDITORS

                Representatives of Demetrius & Company, L.L.C. are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and shall be available to respond to appropriate questions. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THE APPOINTMENT OF DEMETRIUS & COMPANY, LLC. FOR THE YEAR 2005.  The Board of Directors appointed Demetrius & Company, LLC. to audit the restated financials of Kenilworth for the years 2002, 2003 and 2004 as requested by the Securities and Exchange Commission as a Development Stage Corporation.

AUDIT FEES

                Audited Related Fees to us for the three (3) fiscal years ended December 31, 2004 for professional services by Demetrius & Company, LLC. were:

	2004	2003	2002
For restating the years 2004, 2003 and 2002 Collectively	$20,000	$9,000	$9,000

TAX AND OTHER FEES

                Demetrius & Company, LLC. has not performed any other services for the Company.

The affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting will be required for approval of the auditors. If such approval is not obtained, selection of independent auditors will be reconsidered by the Board of Directors. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THIS PROPOSAL.

PROCEDURE FOR SUBMISSION OF 2006 STOCKHOLDER PROPOSALS

                Proposals by shareholders for inclusion in the 2006 annual meeting proxy statement must be received by Kenilworth Systems Corporation at 185 Willis Avenue, Mineola, New York 11501, Attention: Maureen Plovnick, Corporate Secretary, prior to March 1, 2006. All such proposals are subject to the applicable rules and requirements of the Securities and Exchange Commission. Failure to submit a proposal by the aforesaid date will result in the exclusion of any such proposal, and such proposal will not be considered or voted on at the annual meeting.

OTHER MATTERS

                So far as our Board of Directors is aware, only the aforementioned matters will be acted upon at the meeting. If any other matters properly come before the meeting, it is intended that the accompanying proxy may be voted for such other matters in accordance with the best judgment of the person or persons voting the proxy.

A copy of our 2004 Annual Report on Form 10-K/A Amendment No. 1 as filed with the Securities and Exchange Commission may be obtained without charges upon written request to: Kenilworth Systems Corporation, 185 Willis Avenue, Suite # 4, Mineola, NY 11501.

A copy of our six (6) month Quarterly Report for the period ended June 30, 2005 on Form 10-Q, which is not due to be filed with the SEC until August 15, 2005, will be available at the Annual Meeting of shareholders to be held on September 13, 2005. Both the Annual Report on Form 10-K/A

Amendment No. 1 and the Quarterly Report on Form 10-Q will be mailed to all shareholders together with this Meeting Notice.

KENILWORTH SYSTEMS CORPORATION

(A DEVELOPMENT STAGE CORPORATION)
185 WILLIS AVENUE — SUITE # 4
MINEOLA, NEW YORK 11501

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON
SEPTEMBER 13, 2005

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints ANDREW HIRKO, Senior Executive Vice President and CHRISTOPHER JENKINS, an employee of Kenilworth and each or either of them (with power of substitution) as proxies for the undersigned, to vote all shares of Common Stock of record on August 2, 2005 of KENILWORTH SYSTEMS CORPORATION which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on September 13, 2005 at 12:00 noon local time, or at any adjournment thereof, upon the matters set forth in the Notice of Annual Meeting of Shareholders and Proxy Statement for said Meeting, copies of which have been received by the undersigned, and, in their discretion, upon all other matters which may properly come before said meeting. Without otherwise limiting the generality of the foregoing said proxies are directed to vote as follows:

NO. 1:	ELECTION OF DIRECTORS

To serve for the term continuing through the next Annual Meeting and the qualification of their respective successors.

Herbert Lindo, Gino Scotto, Maureen Plovnick, Kit Wong, Patrick McDevitt, Joyce Clark and Paul Nusbaum

☐ FOR all nominees listed above (except as withheld in the space below.)

☐ WITHHOLD AUTHORITY to vote for all nominees listed above.

(Instruction: To withhold authority to vote for any individual nominee write that nominee’s name in the space provided below.)

NO. 2:	AUTHORIZATION OF AN AMENDEMENT TO KENILWORTH’S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK TO 500,000,000

☐ FOR ☐ AGAINST ☐ ABSTAIN

NO. 3:	RATIFICATION OF APPROVAL BY THE BOARD OF DIRECTOS TO ISSUE 25,000,000 SHARES OF KENILWORTH’S COMMON STOCK TO HERBERT LINDO

☐ FOR ☐ AGAINST ☐ ABSTAIN

NO. 4:	RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS DETEMTRIUS & COMPANY, L.L.C.

☐ FOR ☐ AGAINST ☐ ABSTAIN

        In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED IF NO CONTRARY DIRECTION IS GIVEN ABOVE, AND THIS PROXY IS PROPERLY SIGNED, THE SHARES WILL BE VOTED FOR THE PROPOSALS LISTED ABOVE.

        Your proxy is important to assure a quorum at the meeting whether or not you plan to attend in person. You may revoke this proxy at any time, and the giving of it will not affect your right to attend the meeting and vote in person.

Dated:	, 2005

Signature

Signature, if held jointly

Number of Shares as of August 2, 2005

        This proxy must be signed exactly as name appears. When shares are held by joint tenants, both must sign. When signing as attorney or as trustee, executor or guardian, please give full title as such. If a corporation, please sign the full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

        THANK YOU.